Exhibit 32.2
CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (of subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Cyclacel Pharmaceuticals, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i)
the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2017	/s/ Paul McBarron Paul McBarron Chief Operating Officer, Chief Financial Officer and Executive Vice President, Finance